Interest and other income (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Summary of Interest and Other Income

$ million
	2023	2022	2021
Interest income	2,313	1,046	511
Dividend income (from investments in equity securities)	49	216	91
Net gains on sale and revaluation of non-current assets and businesses	257	642	5,995
Net foreign exchange (losses)/gains on financing activities	(458)	(340)	118
Other	677	(649)	341
Total	2,838	915	7,056